Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Jaclyn, Inc. (the "Company") for the fiscal quarter ended September 30, 2006 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007                     /s/ Robert Chestnov
                                             --------------------
                                             Robert Chestnov, President
                                             (Chief Executive Officer)

Dated: November 14, 2007                     /s/ Anthony Christon
                                             --------------------
                                             Anthony Christon, Chief Financial
                                             Officer

A signed original of this written statement required by Section 906 has been provided to Jaclyn, Inc. and will be retained by Jaclyn, Inc. and forwarded to the Securities and Exchange Commission or its staff upon request.

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